INFORMATION CALLED FOR BY ITEM 405 OF REGULATION S-K

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s officers and Directors, the investment adviser’s officers and directors, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s Common Shares to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed, the Fund believes that during the fiscal year ended July 31, 2019, all Section 16(a) filing requirements applicable to the Fund’s officers, Directors and greater than 10% beneficial owns were complied with, except for one late Form 4 filing made by a Director of the Fund, Mr. Oakes, related to the receipt of shares subscribed to in the Fund’s 2018 rights offering, which has since been completed.